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                                                                    EXHIBIT 10.7

STANDARD FORM COMMERCIAL LEASE
------------------------------

1.  PARTIES:        Padala Realty Trust,
                    ------------------------------------------------------------
                    76 Strawberry Hill Road,
                    Concord, Massachusetts, 01742,
                    who Rosemary Nicholson Trustee,
                    ------------------------------------------------------------
                    expressly warrants that it is the owner of the property at 360 Massachusetts Avenue, Acton, Massachusetts and a Lessor of said property.

                    LESSOR, which expression shall include its heirs, successors, and assigns where the context so admits, does hereby lease to:

                    Mother Nature's General Store, Inc.
                    ------------------------------------------------------------
                    dba Mothernature.com

                    LESSEE, which expression shall include its successors, executors, administrators and assigns where the context so admits, and the LESSEE hereby leases the following described premises:

2.  PREMISES:       Approximately 5,000 s.f. gross of a two story office
                                  ----------
                    building at 360 Massachusetts Avenue, Acton, Massachusetts
                    01720 together with the right to use in common, with others entitled thereto, the hallways, stairways, and elevators, necessary for access to said leased premises, and lavatories nearest thereto.

3.  TERM:           The term of this lease shall be for three (3) years
                                                        -----
                    commencing on July 1, 1998
                                  ------------
                    and ending on June 30, 2001
                                  -------------

4.  RENT:           The LESSEE shall pay to the LESSOR rent at the rate of:
                    Year One:  $80,000 per year
                    ------------------------------------------------------------
                    $6,666.67 in monthly installments
                    ------------------------------------------------------------
                    payable in advance.
                    ------------------------------------------------------------
                    Year Two:  $92,500 per year
                    ------------------------------------------------------------
                    $7,708.33 in monthly installments
                    ------------------------------------------------------------
                    payable in advance.
                    ------------------------------------------------------------
                    Year Three:  $105,000 per year
                    ------------------------------------------------------------
                    $8,750 in monthly installments
                    ------------------------------------------------------------
                    payable in advance.
                    ------------------------------------------------------------

5.  SECURITY        Upon the execution of this lease, the LESSEE shall pay to
    DEPOSIT:        the LESSOR the amount of: $16,458 Dollars as security
                                               ------
                    deposit and last month's rent which shall be held as a
                    security for the LESSEE's performance as herein provided and refunded to the
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                                      -2-

                               LESSEE at the end of this lease subject to the LESSEE's satisfactory compliance with the conditions hereof.

6.  RENT                       The LESSEE shall pay to the LESSOR as additional
    ADJUSTMENT:                rent 25% percent per year for a proportionate
                               share of any increase in operating expenses, based on actual costs in the preceding year of lease. (Excepting Real Estate Taxes, which will be based on actual increases not to be capped.)
                               *See Exhibit "B" .


                               The LESSEE shall make payment within thirty (30) days of written notice from the LESSOR that such operating expenses, or increased taxes, are payable by the LESSOR.

7.  UTILITIES:                 The LESSOR agrees to furnish utilities, water and
                               sewer, reasonable HVAC to the leased premises, hallways, stairways, and lavatories during normal business hours on regular business days of the appropriate seasons. To make available such cleaning services as is customary in similar buildings in said city or town, all subject to interruption due to any accident, to the making of repairs, alterations or improvements to labor difficulties, to trouble in obtaining fuel, electricity, service or supplies from the sources from which they are usually obtained for said building, or to any cause beyond the LESSOR's control.

                               Electricity, separately metered - for the demised premises which is total cost of electricity for the premises, including lights, plugs, and all heating costs will be paid by the LESSEE.

                               All cleaning services for the demised premises will be paid for by the LESSEE.

8.  USE OF LEASED              The LESSEE shall use the leased premises only for
    PREMISES:                  the purpose of General Business Office use, and
                               according to the attached `Building Rules'.
                               *Exhibit "A".

9.  COMPLIANCE                 The LESSEE acknowledges that no trade or
    WITH LAWS:                 occupation shall be conducted in the leased
                               premises or use made thereof which will be unlawful, improper, noisy or offensive, or contrary to any law or ordinance in force in the city or town in which the premises are situated.

10. FIRE INSURANCE:            The LESSEE shall not permit any use of the leased
                               premises which will make voidable any insurance
                               of the property of which the leased premises are
                               a part, or on the contents of said property or
                               which shall be contrary to any law or regulation
                               from time to time established by the New England
                               Fire Insurance Rating
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                                      -3-

                               association or any similar body succeeding to its powers. The LESSEE shall on demand reimburse the LESSOR, and all other tenants, all extra insurance premiums caused by the LESSEE's use of the premises.

11.  MAINTENANCE               The LESSEE agrees to maintain the leased premises
     OF PREMISES:              in the same condition as they are at the
                               commencement of the term or as they may be put in during the term of this lease, reasonable wear and tear, damage by fire and other casualty only excepted, and whenever necessary, to replace plate glass and other glass therein, acknowledging that the leased premises are now in good order and the glass whole. The LESSEE shall not permit the leased premises to be overloaded, damaged, stripped, or defaced, nor suffer any waste.

                               LESSEE shall obtain written consent of LESSOR before erecting any sign on the premises.

12.  ALTERATIONS/              The LESSEE shall not make structural alterations
     ADDITIONS:                or additions to the leased premises, but may make
                               nonstructural alterations provided the LESSOR consents thereto in writing, which consent shall not be unreasonably withheld or delayed. All such allowed alterations shall be at LESSEE's expense and shall be in quality at least equal to the present construction. LESSEE shall not permit any mechanics liens, or similar liens, to remain upon the leased premises for labor and material furnished to LESSEE or claimed to have been furnished to LESSEE in connections with work performed at the direction of LESSEE and shall cause any such lien to be released of record forthwith without cost to LESSOR. Any permanent alterations or improvements made by the LESSEE shall become the property of the LESSOR at the termination of occupancy as provided herein.

13.  ASSIGNMENT/               The LESSEE shall not assign or sublet the whole
     SUBLEASING:               or any part of the leased premises without
                               LESSOR's prior written consent, which consent shall not be unreasonably withheld or delayed.
                               Notwithstanding such consent, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this lease.

14.  SUB-ORDINATION:           This lease shall be subject and subordinate to
                               any and all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or at any time hereafter, a lien or liens on the property of which the leased premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of

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                                      -4-

                               this lease to said mortgages, deed of trust or other such instruments in the nature of a mortgage.

15.  LESSOR'S                  The LESSOR or AGENTS of the LESSOR may, at
     ACCESS:                   reasonable times, and upon reasonable notice,
                               enter to view the leased premises and may remove placards and signs not approved and affixed as herein provided, and make repairs and alterations as LESSOR should elect to do and may show the leased premises to others, at any time within six
                               (6) months before the expiration of the term, and may affix a space available sign to any suitable part of the leased premises or property of which the leased premises are a part and keep the same so affixed without hindrance or molestation.

16.  INDEMNIFICATION:          The LESSEE shall save the LESSOR harmless from
                               all loss and damage occasioned by the use or escape of water or by the bursting of pipes, as well as from any claim or damage resulting from neglect in not removing snow and ice from the roof of the building or from the sidewalks bordering upon the premises so leased, or by any nuisance made or suffered on the leased premises, unless such loss is caused by the neglect of the LESSOR. The removal of snow and ice from the sidewalks and parking areas bordering upon the leased premises shall be the LESSOR's responsibility.

17.  LESSEE'S                  The LESSEE shall maintain with respect to the
     LIABILITY                 leased premises and the property, of which the
     INSURANCE:                leased premises are a part, comprehensive public
                               liability insurance in the amount of $100,000.00, with property damage insurance in limits of $300,000.00, in responsible companies qualified to do business in Massachusetts and in good standing therein insuring the LESSOR as well as LESSEE against injury to persons or damage to property as provided. The LESSEE shall deposit with the LESSOR certificates for such insurance at or prior to the commencement of the term, and thereafter thirty (30) days prior to the expiration of any such policies. All such insurance certificates shall provided that such policies shall not be cancelled without at least ten (10) days prior written notice to each assured named therein.

18.  FIRE, CASUALTY -          Should a substantial portion of the leased
     EMINENT DOMAIN:           premises, or of the property of which they are a
                               part, be substantially damaged by fire or other
                               casualty, or be taken by eminent domain, the
                               LESSOR may elect to terminate this lease. When
                               such fire, casualty, or taking renders the leased
                               premises substantially unsuitable for their
                               intended use, a just and proportionate
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                                      -5-

                               abatement of rent shall be made, and the LESSEE may elect to terminate this lease if:
                               (a) The LESSOR fails to give written notice
                                   within thirty (30) days of intention to
                                   restore leased premises, or
                               (b) The LESSOR fails to restore the leased
                                   premises to a condition substantially
                                   suitable for their intended use within ninety
                                   (90) days of said fire, casualty, or taking.

                               The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damage or injury to the leased premises for taking by eminent domain, except for damage to the LESSEE's fixtures, property or equipment.

19.  DEFAULT AND               In the event that:
     BANKRUPTCY:               (a) The LESSEE shall default in the payment of
                                   any installment of rent or other sum herein specified and such default shall continue for ten (10) days after written notice thereof; or
                               (b) The LESSEE shall default in the observance or
                                   performance of any other of the LESSEE's covenants, agreements, or obligations hereunder and such default shall not be corrected within thirty (30) days after written notice thereof; or
                               (c) The LESSEE shall be declared bankrupt or
                                   insolvent according to law, or if any
                                   assignments shall be made of LESSEE's
                                   property for the benefit of creditors,

                               then the LESSOR shall have the right thereafter, while such default continues, to re-enter and take complete possession of the leased premises, to declare the term of this lease ended, and remove the LESSEE's effects, using due and reasonable care, without prejudice to any remedies which might be otherwise used for arrears of rent or other default. The LESSEE shall indemnify the LESSOR against all loss of rent and other payments which the LESSEE may incur by reason of such termination during the residue of the term. If the LESSEE shall default, after reasonable notice thereof, in the observance or performance of any condition or covenants on LESSEE's part to be observed or performed under or by virtue of any of the provisions in any article of this lease, the LESSOR, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to, reasonable attorney's fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations insured, with interest at the rate of six (6) percent per annum and costs, shall
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                               be paid to the LESSOR by the LESSEE as
                               additional rent.

20.  NOTICE:                   Any notice from the LESSOR to the LESSEE relating
                               to the leased premises or to the occupancy thereof, shall be deemed duly served, if left at the leased premises addressed to the LESSEE, or if mailed to the leased premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE. Any notice from the LESSEE to the LESSOR relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing. All Rent and Notices shall be paid and sent to the LESSOR at 360 Massachusetts Avenue, Acton, Ma. 01720.

21.  SURRENDER:                The LESSEE shall at the expiration or other
                               termination of this lease, remove all LESSEE's goods and effects from the leased premises, (including without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside the leased premises). LESSEE shall deliver to the LESSOR the leased premises and all keys, locks thereto, and other fixtures connected therewith and all permanent alterations and additions made to or upon the leased premise, in the same conditions as they were at the commencement of the term, or as they were put in during the term hereof, reasonable wear and tear and damage by fire or other casualty only excepted. In the event of the LESSEE's failure to remove any of the LESSEE's property from the premises, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at LESSEE's expense, or to retain same under LESSOR's control or to sell at public or private sale, without notice, any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

22.  OTHER PROVISIONS:         It is also understood and agreed that the
                               attached addendum and Plan of the Office space
                               (Exhibit "A"), are attached and made a part
                               hereof. The Building Rules and Regulations are
                               also attached and made a part hereof as Exhibit
                               "B". Also Exhibit "C": Operating Expenses for
                               1995. It is further understood that Parsons
                               Commercial Group, Inc. is the Broker of Record
                               with regard to this transaction and shall be
                               compensated by Lessor in accordance with
                               Exclusive Listing Agreement dated April 24, 1996.
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                                      -7-

IN WITNESS WHEREOF, the LESSOR AND LESSEE have hereunto set their hands and common seals this 11th day of June, 1998.

                              PADALA REALTY TRUST


                              By: /s/ Rosemary Nicholson
                                 ------------------------------------
                              LESSOR:   Rosemary Nicholson, Trustee



                                  /s/ Michael Barach
                              ---------------------------------------
                              LESSEE:   Michael Barach, President
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                                      -8-

                                   EXHIBIT A
                                   ---------

                        BUILDING RULES AND REGULATIONS

1. Tenant shall not obstruct or interfere with the rights of other tenants of the Building, or of persons having business in the Building, or in any way injure or annoy such tenants or persons. Tenant will not conduct any activity within the Demised Premises which will create excessive traffic or noise anywhere in the Building.

2. Canvassing, soliciting and peddling in the Building are prohibited, and Tenant shall cooperate to prevent such activities.

3. Tenant shall not bring or keep within the Building any animal, bicycle, motorcycle, or other type of vehicle.

4. All office equipment and any other device of any electrical or mechanical nature shall be placed by Tenant in the Demised Premises in settings approved by Landlord, so as to absorb or prevent any vibration, noise, or annoyance. Tenant shall not construct, maintain, use or operate within the Demised Premises or elsewhere in the Building or outside of the Building any equipment or machinery which produces music, sound or noise, which is audible beyond the Demised Premises. Tenant shall not cause improper noises, vibrations or odors within the Building.

5. Tenant shall not deposit any trash, refuse, cigarettes, or other substances of any kind within or out of the Building, except in the refuse containers provided therefor. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of office building trash and garbage without being in violation of any law or ordinance governing such disposal. Tenant shall be charged the cost of removal for any items left by Tenant that cannot be so removed. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate. Tenant shall not introduce into the Building any substance which might add an undue burden to the cleaning or maintenance of the Demised Premises or the Building. Tenant shall exercise its best efforts to keep the sidewalks, entrances, passages, courts, lobby areas, garages or parking areas, elevators, escalators, stairways, vestibules, public corridors and halls in and about the Building (hereinafter "Common Areas") clean and free from rubbish. No Tenant shall cause any unnecessary labor by reason of such Tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to any Tenant for any loss of property on the Demised Premises, however occurring, or for any damage done to the effect of any tenant by the cleaning service or any other employee or any other person.

6. Tenant shall use the Common Area only as a means of ingress and egress, and Tenant shall permit no loitering by any persons upon Common Areas or elsewhere within the Building. The Common Areas and roof of the Building are not for the use of the general
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                                      -9-

     public, and Landlord shall in all cases retain the right to control or prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation or interests of the Building and its Tenants. Tenant shall not enter or install equipment in the mechanical rooms, air conditioning rooms, electrical closets, janitorial closets, or similar areas or go upon the roof of the Building without the prior written consent of Landlord. No tenant shall install any radio or television antenna, loudspeaker, or other devise on the roof or exterior walls of the Building.

7. Without limitation upon any of the provisions of the Lease, Tenant shall not mark, paint, drill into, cut, string wires within, or in any way deface any part of the Building, without the prior written consent of Landlord, and as Landlord may direct. Upon removal of any wall decorations or installations or floor coverings by Tenant, any damage to the walls or floors shall be repaired by Tenant at Tenant's sole cost and expense. Tenant shall not lay linoleum or similar floor coverings so that the same shall come into direct contact with the floor of the Demised Premises and, if linoleum or other similar floor covering is to be used, an interlining of builder's deadening felt shall be first affixed to the floor by a paste or other materials soluble in water. The use of cement or other similar adhesive material is expressly prohibited. Floor distribution boxes for electric and telephone wires must remain accessible at all times.

8. Tenant shall not install or permit the installation of any awnings, shades, mylar films or sunfilters on windows. Tenant shall cooperate with Landlord in obtaining maximum effectiveness of the cooling system of the Building by closing drapes and other window coverings when the sun's rays fall upon windows of the Demised Premises. Tenant shall not obstruct, alter or in any way impair the efficient operation of Landlord's heating, ventilating, air conditioning, electrical, fire, safety or lighting systems, nor shall Tenant tamper with or change the setting of any thermostat or temperature control valves in the Building. Landlord shall deem it necessary to make such a change. The word "key" as used herein shall refer to keys, keycards, and all such means of obtaining access through restricted access systems.

9. For purposes hereof, the terms "Landlord", "Tenant", "Building" and "Demised Premises" are defined as those terms are defined in the Lease to which these Rules and Regulations are attached. The term "Building" shall include the Demised Premises, and any obligations of Tenant hereunder with regard to the Building shall apply with equal force to the Demised Premises and to other parts of the Building.

10. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the agreements, covenants, conditions and provisions of any lease of Demised Premises in the Building.